UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

___________________________________________________________________

Date of report (Date of earliest event reported): July 23, 2008

FOLDERA, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-118799	20-0375035
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2952 Daimler Street	92705
Santa Ana, California	(Zip Code)
(Address of principal executive offices)

Registrant's telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR  240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR  240.13e-4(c))

CURRENT REPORT ON FORM 8-K

FOLDERA, INC.

July 23, 2008

Item 7.01.    Regulation FD Disclosure.

Cautionary Statement Pursuant to Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995:

“Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995: This report contains forward-looking statements identified by the use of words such as “may,” “will,” “anticipates,” “plans,” “believes,” “expects,” “hopes,” “projects,” “intends” and “seeks,” or the negative thereof, other variations thereon or comparable terminology. Such statements are based on currently available information which management has assessed but which is dynamic and subject to rapid change due to risks and uncertainties that affect our business, including, but not limited to, the ability to finance our development and marketing and sales activities and maintain financial liquidity, unexpected resistance to the adoption of our products and technologies, competitive offerings by extremely large, successful industry participants, the possibility that our products may infringe upon patents or technologies owned by others, the ability to develop a brand identity in the ethernet switching market, and other risks detailed from time to time in our filings with the U.S. Securities and Exchange Commission. Any statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, goals, assumptions or future events or performance are not statements of historical fact and may be forward-looking statements. Forward-looking statements involve a number of risks and uncertainties which could cause actual results or events to differ materially from those presently anticipated.

Note: Information in this current report furnished pursuant to Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this current report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this current report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this current report contains is material investor information that is not otherwise publicly available.

Hugh Dunkerley and Jim Fiedler, our new Chief Executive Officer, made available to the company’s shareholders a letter entitled, “Foldera introduces new management team and strategic direction.” The letter was reproduced in a press release issued by us on July 23, 2008, and will be posted on the company’s website at www.foldera.com.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

99.1	Press release issued by Foldera, Inc. on July 23, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOLDERA, INC.

Date: July 23, 2008	By:	/s/ Reid Dabney
Reid Dabney
Senior Vice President and Chief Financial Officer